Note 13 - Redeemable Non-controlling Interests	12 Months Ended
Dec. 31, 2016
Notes to Financial Statements
Noncontrolling Interest Disclosure [Text Block]
13.	Redeemable non-controlling interests

The minority equity positions in the Company’s subsidiaries are referred to as redeemable non-controlling interests (“RNCI”). The following table provides a reconciliation of the beginning and ending RNCI amounts:

	2016	2015

Balance, January 1	$139,592	$150,066
RNCI share of earnings	15,943	17,381
RNCI redemption increment	3,521	(3,837)
Distributions paid to RNCI	(14,428)	(15,774)
Purchases of interests from RNCI, net	(9,825)	(6,785)
RNCI exchanged for Subordinate Voting Shares	-	(14,670)
RNCI recognized on business acquisitions	-	13,284
Other	-	(73)
Balance, December 31	$134,803	$139,592

The Company has shareholders’ agreements in place at each of its non-wholly owned subsidiaries. These agreements allow the Company to “call” the RNCI at a price determined with the use of a formula price, which is usually equal to a fixed multiple of average annual net earnings before income taxes, interest, depreciation, and amortization. The agreements also have redemption features which allow the owners of the RNCI to “put” their equity to the Company at the same price subject to certain limitations. The formula price is referred to as the redemption amount and may
be paid in cash or in Subordinate Voting Shares. The redemption amount as of
December
31,
2016
was
$126,007
(2015
-
$137,357).
The redemption amount is lower than that recorded on the balance sheet as the formula price of certain RNCI are lower than the amount initially recorded at the inception of the minority equity position. If all put or call options were settled with Subordinate Voting Shares as at
December
31,
2016,
approximately
3,400,000
such shares would be issued. The pro forma annual impact of such a settlement would be an increase of approximately
$0.32
to diluted earnings per share from continuing operations.